Exhibit 1A-3B

EX 1 A-3B BOARD RESOLUTIONS UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF Atlls Motor Vehicles a Delaware Corporation The undersigned, being all of the directors of Atlis Motor Vehicles a Delaware corporation (the "Company"), pursuant to Del. Code Ann. Tltle 8 § 141 hereby consent, approve and adopt the following resolutions as if duly adopted at a special meeting of the Board of Directors held for this purpose WHEREAS, it has been proposed that the Company sell and offer up to $1,035,714 in Common Stock (the "Securities”) through [concurrent offerings under Regulation Crowdfunding and Regulation D (the "Concurrent Offerings")] OR (an offering under Regulation Crowdfunding (the ”Offering")] under the Securities Act of 1933, as amended (the "Securities Act"); Regulation Crowdfunding Offering WHEREAS, it has been proposed that the Company sell and offer up to $1,035,714 in Securities through an offering under Regulation Crowdfunding under the Securities Act, (the "Crowdfunding Offering"), pursuant to the terms of a subscription agreement by and among the Company and the investors party thereto (the "Subscription Agreement”), substantially in the form attached hereto as Exhibit A; and an Offering Memorandum on Form C that has been reviewed by the Board (the "Memorandum"); WHEREAS, the Board has been presented with and reviewed the Memorandum, and deems it to be in the best interests of the Company to authorize and approve the Memorandum and for the Company to engage in the Crowdfunding Offering; WHEREAS, to comply with Regulation Crowdfunding, the Company must file a Form C with the Securities and Exchange Commission (the "SEC"), use an online portal to communicate the Crowdfunding Offering, have an independent certified public accountant conduct a financial review and enter into agreements with a transfer agent and an escrow agent; NOW, THEREFORE BE IT RESOLVED, that the directors hereby authorize and approve the Memorandum and the Crowdfunding Offering, and the issuance of the Securities pursuant to the terms thereof; Regulation D Offering WHEREAS, it has been proposed that the Company sell and offer up to $1,035,714 in Securities through an offering under Regulation D under the Securities Act (the "Regulation D Offering"), pursuant to the terms of a [subscription/purchase] agreement by and among the Company and the investors party thereto (the "Regulation D Agreement”), substantially in the form attached hereto as Exhibit B; NOW, THEREFORE BE IT RESOLVED, that the directors hereby authorize and approve the Regulation D Offering, and the issuance of Regulation D Securities; RESOLVED, that the form, terms and provisions of the Regulation D Agreement be, and they hereby are, in all respects, approved and adopted, and that the transactions contemplated by the Regulation D Agreement, including the issuance of the Regulation D Securities, be, and they hereby are, in all respects approved, and, further, that the Authorized Officers be, and each of them hereby is, authorized and directed in the name and on behalf of the Company, and under its corporate seal or otherwise, to execute and deliver the Regulation D Agreement in substantially such form, with such changes therein as the Authorized Officer executing the same shall, by the execution thereof, approve, and cause the Company to perform its obligations thereunder Subscription Agreement RESOLVED, that the form, terms and provisions of the Subscription Agreement by and among the Company and the investors party thereto, a copy of which has been submitted in substantially final form to each director of the Company and is attached hereto as Exhibit A, be, and they hereby are, in all respects, approved and adopted, and that the transactions contemplated by the Subscription Agreement, including the issuance of the Securities for a price of $0.29 per Security payable as set forth in the Subscription Agreement, be, and they hereby are, in all respects approved, and, further, that the officers of the Company (the "Authorized Ofﬁcers") be, and each of them hereby is, authorized and directed in the name and on behalf of the Company, and under its corporate seal or othen/vise, to execute and deliver the Subscription Agreement in substantially such form, with such changes therein as the Authorized Offlcer executing the same shall, by the execution thereof, approve, and cause the Company to perform its obligations thereunder Uncertificated Securities RESOLVED, that the Securities shall be uncertiﬁcated and the Authorized Officers shall record the investor name, address and number of Securities held by each purchaser on the Company's books and records (including books and records kept in digital form online). in the event a holder requests a written record of their investment within a reasonable time, the Authorized Officers are authorized to prepare and deliver a written notice setting forth the holder‘ s name, the amount of Securities held and any restrictions on the transfer or registration of said Securities imposed by the Certificate of Incorporation, the Company's bylaws and the Subscription Agreement or by law or regulation. Amendments to the Companjs Bylaws WHEREAS, Section 5.1 of the Bylaws of the Company as adopted on December 12 provide that shares of the Company shall be in certificated form and the issuance of certificates is not contemplated in the [Offering] [Concurrent Offerings]; RESOLVED, that the amendments to the Company's Bylaws set out in the Certificate of Amendment attached hereto as Exhibit C, be, and hereby are, authorized and that the Authorized Officers are authorized to effect such amendment. Filing of the Form C RESOLVED, that the Authorized Ofﬁcers are, and each of them acting singly is, authorized, in the name and on behalf of the Company, to cause to be compiled and filed with the SEC such Form C in the form required. Online Portal RESOLVED, that Start Engine Capital, LLC (" Start Engine") shall be engaged to provide the online portal required for a Crowdfunding Offering and that the Authorized Ofﬁcers be, and each of them hereby is, authorized and directed in the name and on behalf of the Company, and under its corporate seal or otherwise, to enter into an agreement with Start Engine in connection with the Crowdfunding Offering and cause the Company to perform its obligations thereunder Due Diligence RESOLVED, that CrowdCheck, lnc. shall be retained to assist in the Form C preparation process and to conduct due diligence on the Memorandum, campaign page and other disclosures required for the Crowdfunding Offering and that the Authorized Officers be, and each of them hereby is, authorized and directed in the name and on behalf of the Company, and under its corporate seal or otherwise, to enter into an agreement with CrowdCheck, Inc. in connection with the Crowdfunding Offering and cause the Company to perform its obligations thereunder Financial Review RESOLVED, that Jason M Tyra CPA, PLLC ("CPA") shall be retained to conduct the required ﬁnancial review of the Company's 2016 and 2017 financial statements and that the Authorized Officers be, and each of them hereby is, authorized and directed in the name and on behalf of the Company, and under its corporate seal or otherwise, to enter into an agreement with CPA in connection with Crowdfunding Offering and cause the Company to perform its obligations thereunder Escrow Agent RESOLVED, that [Prime Trust] shall be appointed escrow agent and that the Authorized Officers be, and each of them hereby is, authorized and directed in the name and on behalf of the Company, and under its corporate seal or othenuise, to enter into an agreement with said escrow agent in connection with the Crowdfunding Offering and cause the Company to perform its obligations thereunder Transfer Agent RESOLVED, that [Fund America Stock Transfer, LLC] shall be appointed transfer agent and that the Authorized Officers be, and each of them hereby is, authorized and directed in the name and on behalf of the Company, and under its corporate seal or othenuise, to enter into an agreement with said transfer agent in connection with the Crowdfunding Offering and cause the Company to perform its obligations thereunder General Authorization RESOLVED FURTHER, that the Authorized Officers of the Company are hereby severally authorized and directed to take, or cause to be taken, all actions in the name and on behalf of the Company, that such ofﬁcers determine are necessary or advisable to consummate the transactions contemplated by, or otherwise to effect the purposes of, the foregoing resolutions, including, but not limited to, signing, certifying to, verifying, acknowledging, delivering, accepting, ﬁling and recording all agreements, instruments and documents related to any of the resolutions. RESOLVED FURTHER that all acts of the ofﬁcers of the Company taken before the date hereof in connection with matters referred to in these resolutions are hereby ratified, approved and adopted as acts of the Company. IN WITNESS WHEREOF, the undersigned have executed this unanimous written consent effective as of December 12, 2017 Name: Mark Hanchett, Chief Executive Ofﬁcer, Director EXHIBIT B REGULATION D AGREEMENT EXHIBIT A SUBSCRIPTION AGREEMENT EXHIBIT C CERTIFICATE OF AMENDMENT OF THE BYLAWS OF Atlis Motor Vehicles The undersigned, who is the [duly elected and/or acting] Secretary of Atlis Motor Vehicles, a Delaware corporation (the "Company"), does hereby certify, as follows: 1 Section 5.1 of Article V of the Bylaws of the Company was amended, by unanimous written consent of the Board, on December 12, 2017, to read in its entirety, as follows: "Section Certificate of Shares. Shares of the corporation's stock may be certified or uncertified, as provided under Delaware law, and shall be entered in the books of the corporation and registered as they are issued. Certificates representing shares of the corporation's stock shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the chief executive ofﬁcer or president or vice president and by the chief financial ofﬁcer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder Any or all of the signatures on the certiﬁcate may be facsimile. ln the event that any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on the certificate shall have ceased to be that ofﬁcer, transfer agent, or registrar before that certiﬁcate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue. Within a reasonable time after the issuance or transfer of uncertified shares, the corporation shall send to the registered owner thereof a written notice that shall set forth the name of the corporation, that the corporation is organized under the laws of the State of Delaware, the name of the shareholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares imposed by the corporation's certiﬁcate of incorporation, these by-laws, any agreement among shareholders or any agreement between shareholders and the corporation." 2 Section 5.1 of Article V of the Bylaws of the Company was amended, by unanimous written consent of the Board, on DECEMBER 12, 2017, to read in its entirety, as follows: "Section 5.2. Lost Certificates. Except as provided in this Section 5.2, no new certiﬁcates for shares or uncertiﬁed shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certiﬁcate of stock, or uncertiﬁed shares in place of a certiﬁcate previously issued by it on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certiﬁcate or uncertiﬁed shares." 3. The foregoing amendments to the Bylaws of the Corporation have not been modiﬁed, amended, rescinded, or revoked and remain in full force and effect on the date hereof The undersigned has exec § of December 12, 2017 ~._~l> <2 D Mark Hanchett Chief Executive Ofﬁcer and Director Name / Title BOARD RESOLUTION Whereas Atlis Motor Vehicles, Inc shall continue to operate in its research and development of an electric motor vehicle; Whereas authority to create separate and distinct classes of common stock is necessary forAtlis Motor Vehicles, Inc to continue raising funds for further operations while maintaining voting control; NOW THEREFORE, BE IT RESOLVED that the Board of Directors of A tlis Motor Vehicles, Inc hereby authorizes the creation of the following classes of common stock: Class A Class A common stock has l vote per share. This Class A classiﬁcation shall be applied to all issued common stock unless noted otherwise. Class B Class B common stock has no voting power. This Class B classiﬁcation is reserved for future issues of common stock. Class C Class C common stock is Non-participating Preferred Common Stock. This Class C common stock has l vote per share. Class C stock receives non-participating preferred liquidation preference. Upon a sale or transfer of Class C stock, Class C stock shall be converted to Class A stock. Holder of Class C stock has the right to a board seat. Class D Class D classiﬁcation of common stock has 10 votes per share. This Class D classiﬁcation may be used for future issues of common stock. Upon termination or resignation of employment all Class D stock vested to employee shall convert to Class A stock. Page 1 of 2 Approved: Mark Hanchett / Date: 3-6-2020 Chairman, Director CERTIFICATION I, the undersigned, do hereby certify: 1. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the 6 day of March, 2020. IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this 6 day 0fMarch, 2020. / Corporate Secretary, Atlis Motor Vehicles, Inc Page 2 0f2 BOARD RESOL UTI ON Whereas Atlis Motor Vehicles, Inc (“Atlis”) shall continue to operate in its research and development of an electric motor vehicle; Whereas Atlis wished to raise capital by selling Class A common shares of stock in a Regulation A offering; Whereas Atlis ﬁled a Regulation A Preliminary Offering Circular on August 28, 2020; Whereas Atlis’s Preliminary Offering Circular was qualiﬁed by the Securities Exchange Commission on September 15, 2020; Whereas At1is’s Preliminary Offering Circular states that: This offering will terminate on the earlier of (i) January 15, 2021, subject to extension for up to one hundred-eighty (180) days in the sole discretion of the Company; or (ii) the date on which the Maximum Offering is sold; or (m) when our board of directors elects to terminate the Offering (in either case, the “Termination Date”). Whereas Atlis has determined that it is in the company’s best interest to extend the Termination Date one hundred and eighty (180) days from January 15, 2021. NOW THEREFORE, BE IT RESOLVED that the Board of Directors of All|iS M010!’ Vehicles, Inc, in its sole discretion, hereby authorizes the extension of its Regulation A offering to the earlier of (i) July 14, 2021; (ii) the date on which the Maximum Offering is sold; or (m) when our board of directors elects to terminate the Offering (in either case, the “Termination Date”): Approved: 12/22/2020 Mark Hanc —/ Annie Pratt Chair, Board of Directors Member, Board of Directors Page 1 of2 CERTIFICATION I, the undersigned, do hereby certify: 1. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the 22 day of December 7 2()Z()_ IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this 23 day of Deeember , 2020. Corporate Secretary, Atlis Motor Vehicles, Inc PCIFLIE MOTOR VEHICLES Page2of2 DocuS|gn Envelope ID: 6BB4EA26-FC96-40EC-BCEB-6B846C56352B BOARD RESOLUTION Whereas, the Board of Directors of Atlis Motor Vehicles, Inc (“Company”) deems it to be in the best interest of the Company to enter into a Share Subscription Facility (“SSF”) with GEM Global Yield, LLC, SCS (“GEM”); Whereas, the Company has sufﬁcient shares outstanding to execute the SSF; Whereas, the shareholders have authorized the Board of Directors to enter into transactions for the purpose of funding company research, development, and operations; Whereas, the SSF enables the Company to gain a Three Hundred Million Dollar ($300,000,000) commitment from GEM; Whereas, the Company issues shares to GEM in retum for the committed funds through a draw down process, subject to restrictions, in which the Company controls the timing and amount of funding; Whereas, the SSF allows the company to gain a ﬁmi commitment, at favorable terms, at a crucial period in its development; Whereas, GEM’s ownership share of the Company through the execution of the SSF shall not exceed 9.99%; Whereas, the Board of Directors and executive ofﬁcers have reviewed the proposed Deﬁnitive Documents constituting the SSF; and Whereas, a copy of the Share Purchase Agreement, Registration Rights Agreement, and Warrant To Purchase Shares of Common Stock have been attached as Exhibit A; NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby authorizes, accepts, and approves Exhibit A, the Share Purchase Agreement, Registration Rights Agreement, and Warrant to Purchase Shares of Common Stock. RESOLVED FURTHER that the ofﬁcers of the Company are hereby authorized and directed to enter into the SSF and take any action necessary, appropriate, or advisable to implement the terms of the SSF and use the existence of the SSF to negotiate further transactions to raise working capital. Page l of 3 DocuSign Envelope ID: 6BB4EA26-FC96-40EC-BCEB-6B846C56352B We, the undersigned, hereby certify that the foregoing resolution was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing resolution was duly adopted, recorded, and is in full force and effect as of the date of this resolution. DocuSigned by: DocuSigned by: Mm/la twat E9/it e Mt Approved: 6/28/2021 [E36E‘?’*‘TE"_‘57'”_‘2 ?D'J7'5732B5ADA-U Chair, Board of Directors Member, Board of Directors DocuSigned by' Ema Member, Board of Directors Page 2 of 3 DocuSign Envelope ID: 6BB4EA26-FC96-40EC-BCEB-6B846C56352B CERTIFICATION I, the undersigned, do hereby certify: 1. That I am the duly elected and acting Secretary ofAtlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the 28 day of _June_, 2021. IN WITNESS WHEREOF, I have hereunto subscribed by name and affixed the seal of said corporation, this _28_ day of June , 2021. DocuSigned by: ﬂwm, PVMH Corporate Secretary, Atlis Motor Vehicles, Inc Page 3 of 3 ATLIS MOTOR VEHICLES, INC RESOLUTION Approved by the Board of Directors Whereas, the Board of Directors of Atlis Motor Vehicles, Inc (“Company”) deems it to be in the best interest of the Company to authorize and approve the Atlis Stock Option Plan (the “Plan”) attached to and made part of this Resolution; Whereas, the Board acknowledges the need for the Company to have the Plan to stay competitive in the labor market; Whereas, the shareholders have authorized the Board of Directors to approve measures that will help the company retain and attract talent; Whereas, a copy of the Plan has been attached as Exhibit A; Whereas, the Board acknowledges the need for the Company to retain its Founder/CEO and President; Whereas, the Board acknowledges the necessity of the Founder/CEO and President being able to exercise and retain control of the company; Whereas, The Board wishes to award the Founder/CEO and President Class D shares on a rolling basis for the purposes of retention and voting control; Whereas, The subject class D shares do not and will not have a public market and will not be publicly traded; and Whereas, a copy of the Executive Equity Compensation Schedule is attached as Exhibit B; NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby authorizes, accepts, and approves Exhibit A, the Atlis Stock Option Plan with an effective starting date of January l, 2021, participation in which shall be made available to all employees and/or independent contractors providing services to the Company from the effective date of the Plan forward, and expressly subject to all terms and conditions speciﬁed therein. BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby authorizes, accepts, and approves Exhibit B, the Executive Equity Compensation Schedule with an effective starting date of January 1, 2021. Page l of 3 We, the undersigned, hereby certify that the foregoing resolution was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing resolution was duly adopted, recorded, and is in full force and effect as of the date of this resolution. This Resolution may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Approved: §Datel 8/22/2021 //Z/e dart» Mark Hanchett, Chairman Annie Pratt, Director Britt Ide, Director Page 2 of 3 CERTIFICATION I, the undersigned, do hereby certify: 1. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the day of ,202l. IN WITNESS WHEREOF, I have hereunto subscribed by name and affixed the seal of said corporation, this day of , 2021. Corporate Secretary, Atlis Motor Vehicles, Inc (A FFIX YOUR CORPORA TE SEAL HERE) Page 3 of 3 ATLIS MOTOR VEHICLES, INC RESOLUTION Approved by the Board of Directors Whereas, the Board of Directors of Atlis Motor Vehicles, Inc (“Company”) authorized and approved the Atlis Stock Option Plan (the “Plan”) attached to and made part of this Resolution; Whereas, as a condition of the Plan, certain past employees were entitled to redeem previously authorized Class A shares of the Company’s stock for Options (“Redemption”); Whereas, the shareholders have authorized the Board of Directors to approve measures that will help the company retain and attract talent; Whereas, Redemption will allow the Company and employees to facilitate more efﬁcient tax planning; Whereas, a copy of the Plan has been attached as Exhibit A, and a calculation of share redemptions has been attached as Exhibit B; Whereas, the Redemption would cause the need to issue 42,794,749 Options, each to purchase one Class A share of the Company’s stock; NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby authorizes, accepts, and approves Exhibit B, the Atlis Plan Redemption schedule, effective January l, 2021. NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby approves the issuance of 42,794,749 options, each to purchase one Class A share of the Company’s stock. We, the undersigned, hereby certify that the foregoing resolution was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing resolution was duly adopted, recorded, and is in full force and effect as of the date of this resolution. This Resolution may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Approved: 5 Date 1 s/22/2021 /Z» 4;, pat» Mark Hanchett, Chairman Annie Pratt, Director Page l of 3 @¢@a:“?@0¢<, Britt Ide, Director Page 2 of 3 CERTIFICATION I, the undersigned, do hereby certify: 1. That I am the duly elected and acting Secretary of Allis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the day of ,202l. IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this day of , 2021. Corporate Secretary, Atlis Motor Vehicles, Inc (AFFIX YO UR CORPORA TE SEAL HERE) Page 3 of 3 STOCK OPTION PLAN of ATLIS MOTOR VEHICLES, INC. Dated and effective as of January 1,2021 Section 1. PURPOSE 1.1 Purpose. The purpose of the Atlis Motor Vehicles, Inc. Stock Option Plan (the “Plan”) is to enable Atlis Motor Vehicles, Inc., a Delaware corporation (the “C0mpany”), to better attract, retain, and incentivize key employees and/or consultants, through the potential to acquire equity ownership in the company on an ongoing basis. Section 2. DEFINITIONS 2.1 Deﬁnitions. Whenever the following capitalized words or phrases are used, the following deﬁnitions will be applicable throughout the Plan, unless speciﬁcally modiﬁed by any Section: (a) “I934 Act" means the Securities Exchange Act of 1934, as amended. (b) ‘Af]i'liate" means, with respect to any person, any other person directly or indirectly controlling, controlled by, or under common control with such other person. (c) “Award” means, individually or collectively, any Option. (d) "Board ” means the board of directors of the Company. (e) “Change of Control Value" means the amount determined in accordance with Section 8.4. (t) “Code "means the Intemal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations under such section. (g) “Committee” means a committee of the Board that is selected by the Board as provided in Section 4.1. (h) "Common Stock" means the common stock of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 8. (i) “Company” means Atlis Motor Vehicles, Inc., a Delaware corporation. PAGE I (j) “Consultant” means any person who is not an Employee and who is providing services to the Company or any Afﬁliate as an advisor, consultant, or other non-common law employee. (k) "Corporate Change” means either (i) the Company not continuing as the surviving entity in any merger, share exchange, or consolidation (or survives only as a subsidiary of an entity), (ii) within a 12 month period, the Company sells, leases, or exchanges, or agrees to sell, lease, or exchange, all or substantially all of its assets to any other person or entity, (m) within a l2 month, period any person or entity, including a “group” as contemplated by Section l3(d)(3) of the l934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (iv) at such time as the Company becomes a reporting company under the 1934 Act, as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election cease to constitute a majority of the Board; provided, however, that a Corporate Change will not include (A) any reorganization, merger, consolidation, sale, lease, exchange, or similar transaction, which involves solely the Company and one or more entities wholly- owned, directly or indirectly, by the Company immediately prior to such event or (B) the consummation of any transaction or series of integrated transactions immediately following which the record holders of the voting stock of the Company immediately prior to such transaction or series of transactions continue to hold 50% or more of the voting stock (based upon voting power) of (1) any entity thatowns, directly or indirectly, the stock of the Company, (2) any entity with which the Companyhas merged, or (3) any entity that owns an entity with which the Company has merged. (l) “Director” means (i) an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who either is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date and (ii) for purposes of and relating to eligibility for the grant of an Award, an individual elected to the board of directors of any parent or subsidiary corporation (as deﬁned in section 424 of the Code) of the Company. (m) “Employee or Consultant" means any person providing services to the Company as either an employee of or consultant to the Company or any subsidiary corporation (as deﬁned in section 424 of the Code). (n) “External Valuation Event” means a capital raising or other event resulting in an independent valuation of the Company. (0) "External Valuation Price ” means fair market value of a share of Common Stock, as determined in the Extemal Valuation Event. (p) "Fair Market Value Price” means, as of any speciﬁed date, either the closing price of a share of Common Stock, if it is traded on the National Market System of the NASDAQ or a national securities exchange, or the closing crowd-funded price per share of Common Stock. (q) “Notice of Grant” means a written notiﬁcation sent to the Optionee for each Award, outlining the main details of the Award. PAGE2 (r) “Option ” means an option to acquire one share of Common Stock, granted under this Plan. (s) “Optionee” means an Employee or Consultant who has been or is eligible to be granted an Award. (t) “Plan "means the Atlis Motor Vehicles, Inc. Stock Option Plan, as amended from time to time. (u) “Rule 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation, orstatute fulﬁlling the same or a similar function. (v) “Section 409A "means Section 409A of the Code. (W) “S trike Price ” means the Fair Market Value Price, as determined as of the date of each Award, and is the Option exercise price. 2.2 Number and Gender. Wherever appropriate in the Plan, words used in the singular will be considered to include the plural, and words used in the plural will be considered to include the singular. The masculine gender, where appearing in the Plan, will bedeemed to include the feminine gender. 2.3 Headings. The headings of Sections and Subsections in the Plan are included solely for convenience, and, if there is any conﬂict between such headings and the textof the Plan, the text will control. All references to Sections and Subsections are to this document unless otherwise indicated. Section 3. EFFECTIVE DATE AND DURATION OF THE PLAN 3.1 Effective Date. The Plan will become effective on the date above ﬁrst written, after adoption of a duly authorized and executed resolution of the Board of Directors. 3.2 Duration of Plan. The Plan will remain in effect until all Options granted under the Plan have been exercised, forfeited, assumed, substituted, satisﬁed or expired. Section 4. ADMINISTRATION 4.1 Composition of Committee. The Plan will be administered by a committee of, and appointed by, the Board. In the absence of the Board’s appointment of such Committee to administer the Plan, the Board will serve as the Committee. Notwithstanding the foregoing, from and after the date upon which the Company becomes a “publicly held corporation” (as deﬁned in section 162(m) of the Code and applicable interpretive authority underthe Code), the Plan will be administered by a committee of, and appointed by, the Board that will be comprised solely of two or more outside Directors (within the meaning of the tenn “outside directors” as used in section l62(m) of the Code and applicable interpretive authority PAQE3 under the Code and within the meaning of “Non-Employee Director” as deﬁned in Rule 16b- 3). 4.2 Powers. Subject to the express provisions of the Plan, the Committee will have authority, in its discretion, to determine which Employees or Consultants will receive an Award, the time or times when such Award will be made, and the number of shares to be subject to each Option. In making such determinations, the Committee will take into account the nature of the services rendered by the respective Employees or Consultants, their present and potential contribution to the Company’s success, and such other factors as the Committee in its discretion will deem relevant. 4.3 Additional Powers. The Committee will have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this will include the power (1) to construe the Plan and the respective agreements executed under the Plan, (2) to prescribe rules and regulations relating to the Plan, (3) to determine the terms, restrictions, and provisions of the agreement relating to each Award, and (4) to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it will deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section will be conclusive and binding on all persons. 4.4 Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information fumished to him or her by any officer or employee of the Company or an Affiliate, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any ofﬁcer or employee of the Company or an Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemniﬁed and held harmless by the Company with respect to any such action or detennination. Section 5. STOCK SUBJECT TO THE PLAN 5.1 Stock Offered. Subject to the limitations set forth in Section 5.2, the stock to be offered pursuant to the grant of an Award may be (1) authorized but unissued Common Stock or (2) previously issued and outstanding Common Stock reacquired by the Company. Any of such shares that remain unissued and are not subject to outstanding Awards at the tennination of the Plan will cease to be subject to the Plan, but until tennination of the Plan the Committee will at all times make available a sufficient number of shares to meet the requirements of the Plan. 5.2 Restrictions on Shares. Optionee hereby agrees that shares of Common Stock purchased upon the exercise of the Option shall be subject to such tenns and conditions as the Board shall determine in its sole discretion, including, without limitation, restrictions on the transferability of shares, and a right of ﬁrst refusal in favor of the Company with respect to permitted transfers of Shares. Such terms and conditions may, in the Board’s sole discretion, be contained in the exercise notice with respect to the Option or in such other PAGE4 agreement as the Board shall determine and which the Optionee hereby agrees to enter into at the request of the Company. Section 6. GRANT OF AWARDS 6.1 Eligibility for Award. Awards may be granted only to persons who, at the time of grant, are Employees or Consultants. 6.2 Grant of Awards. Ouarterlv Issuance. (a) The Committee shall, as of the last day of each calendar quarter, or on the date of any equity event if during a quarter, grant Awards to one or more Employees or Consultants whom have been previously detennined to be eligible for participation in the Plan in accordance with the provisions of Section 6.1. (b) The number of Options granted pursuant to a quarterly Award to a participating Optionee shall be equal to 30% of the cumulative cash compensation paid to the Employee or Consultant during the calendar quarter, or up to and including the date of any equity event if during a quarter, divided by the Fair Market Value Price on the last day of that quarter. (c) If an Employee or Consultant is no longer employed or otherwise providing services to the Company or an Afﬁliate as of the last day of a subject calendar quarter, no Award shall be made to such Employee or Consultant. (d) Discretionary or "True Up” Awards: At the sole discretion of the Committee, supplemental Award(s) may be granted to all Optionees in order to equalize discrepancies that may periodically arise between crowdfunding prices used to determine the amount of previous Awards versus prices detennined through External Valuation Events. 6.3 Relinguishment of Prior Eguity. All Optionees agree that entry into the plan, and any Award granted pursuant to this Plan, are both expressly conditioned upon the relinquishment, forfeiture, and cancellation of any and all right, title, or interest in any equity or common shares in the Company which were or may have been issued to them at any time prior to June 1, 2021, and agree unconditionally to hold the Company harmless with respect to the relinquishment, forfeiture, and cancellation of all such shares. At the sole discretion of the Committee, additional Award(s) may be granted as of the effective date of the Plan, in recognition of any relinquishment made by an Optionee pursuant to this Section 6.3. Section 7. STOCK OPTIONS 7.1 Option Period. The term of each Option will be as speciﬁed by the Committee at the date of grant. 7.2 Vesting. An Option will vest and/or be exercisable in whole or in part and at such times as determined by the Committee and set forth in the Notice of Grant. The Committee in its discretion may provide that an Option will be vested or exercisable upon (l) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company’s earnings per PAGE5 share, (m) the Company’s market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company’s sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (vm) the cash ﬂow retum on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the retum on stockholders’ equity achieved by the Company; (2) the Optionee’s continued employment as an Employee with the Company or continued service as a Consultant for a speciﬁed period of time; (3) the occurrence of any event or the satisfaction of any other condition speciﬁed by the Committee in its sole discretion; or (4) a combination of any of the foregoing. Each Option may, in the discretion of the Committee, have different provisions with respect to vesting and/or exercise of the Option. 7.3 Notice of Grant. (a) Each Award to an Optionee will be evidenced by a Notice of Grant in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time will approve. The terms and conditions of the Options and respective Notices of Grant need not be identical. Subject to the consent of the Optionee, the Committee may, in its sole discretion, amend an outstanding Notice of Grant from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion of the Option, may be exercisable). (b) The Notice of Grant will indicate, at a minimum, (1) the effective date of the Award, (2) the Fair Market Value Price, on such date, of the Common Stock which would be acquired upon exercise of the Options; (3) the Strike Price (exercise price) of the Options; (4) the vesting schedule, if any; and (5) the expiration date, if any. (c) An Option Agreement may provide for the payment of the Strike Price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to such Strike Price. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option through procedures satisfactory to, and approved by and in the sole discretion of, the Committee. Generally, and without limiting the Committee’s absolute discretion, a “cashless exercise” will only be permitted at such times in which the shares underlying this Option are publicly traded. 7.4 Option Price. The Strike Price at which a share of Common Stock may be purchased upon exercise of an Option shall equal the Fair Market Value Price. 7.5 Exercise of Option. (a) The Option shall be exercisable cumulatively according to the vesting schedule, if any, set out in the Notice of Grant. If the Notice of Grant indicates that the Option is fully vested upon grant, such Option may be exercised at any time, subject to any other applicable restrictions. PAGE 6 (b) The Option may not be exercised for a fraction of a Common Stock. (c) In the event that the Optionee ceases to be an Employee or Consultant, the exercisability of this Option is govemed by Sections 7.8 below, subject to the limitations contained in this Section 7.5. (d) In no event may the Option be exercised after the expiration date set forth in the Notice of Grant. (e) The Option shall be exercisable by written notice to the Company. The Exercise Notice shall state the number of Common Stock for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by Optionee and shall be delivered in person or by certiﬁed mail to the Secretary of the Company or such other authorized representative of the Company. The Exercise Notice shall be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. No Common Stock shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes the shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such shares. (f) The Option may not be exercised until the Plan has been approved by the Directors and, if required under applicable law and the Company’s governing documents, the stockholders of the Company. If the issuance of Common Stock upon such exercise or if the method of payment for such Common Stock would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised. (g) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), Optionee shall not sell or otherwise transfer any Common Stock or other securities of the Company during the 180 day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company ﬁled under the Securities Act; provided, however, that such restriction shall apply only to the ﬁrst registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the PAGE 7 Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule. 7.6 Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with the consent of the Board, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such tenns as may be prescribed by the Board and structured to comply with applicable laws; (d) with the consent of the Board, property of any kind which constitutes good and valuable consideration; (e) following any Public Offering, with the consent of the Board, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufﬁcient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (f) with the consent of the Board, any combination of the foregoing methods of payment. 7.7 Stockholder Rights and Privileges. The Optionee will be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certiﬁcates of stock have been registered in the Optionee’s name. 7.8 Qption Following Cessation of Services (a) If Optionee ceases to be an Employee or Consultant (other than by reason of Optionee’s death or disability), Optionee may exercise the Option until the expiration date set out in the Notice of Grant, to the extent the Option was vested on the date on which Optionee ceases to be an Employee or Consultant. To the extent that the Option is not vested on the date on which Optionee ceases to be an Employee or Consultant, or if Optionee does not exercise this Option within the time speciﬁed herein, the Option shall terminate. (b) If Optionee ceases to be an Employee or Consultant as a result of his or her death or disability, Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be an Employee or Consultant, but only within twelve (12) months from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Employee or Consultant, or if Optionee does not PAGE 8 exercise such Option within the time speciﬁed herein, the Option shall terminate. Section 8. RECAPITALIZATION OR REORGANIZATION 8.1 No Effect on Board’s or Stockholders’ Power. The existence of the Plan and the Awards granted under the Plan will not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (1) any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, (2) any merger, share exchange, or consolidation of the Company or any subsidiary, (3) any issue of debt or equity securities ranking senior to or affecting Common Stock or the rights of Common Stock, (4) the dissolution or liquidation of the Company or any subsidiary, (5) any sale, lease, exchange, or other disposition of all or any part of the Company’s assets or business, or (6) any other corporate act or proceeding. 8.2 Adjustment in the Event of Stock Subdivision. Consolidation. or Dividend. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company will effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (1) in the event of an increase in the number of outstanding shares, will be proportionately increased, and the purchase price per share will be proportionately reduced, and (2) in the event of a reduction in the number of outstanding shares, will be proportionately reduced, and the purchase price per share will be proportionately increased, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions. No fractional share resulting from such adjustment shall be issued under the Plan. 8.3 Adjustment in the Event ofRecapitalization or Corporate Change. (a) If the Company recapitalizes, reclassiﬁes its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Option theretofore granted will be adjusted so that such Option will thereafter cover the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the ten'ns of the recapitalization if, immediately prior to the recapitalization, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. (b) If a Corporate Change occurs, then no later than (1) 10 days after the approval by the stockholders of the Company of a Corporate Change, other than a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, or (2) 30 days after a Corporate Change resulting from a person or entity acquiring or gaining ownership or control of more than 50% of the outstanding shares of the Company’s voting stock, the Committee, acting in its sole discretion and without the consent or approval of any Optionee, will effect one or more of the following alternatives, which altematives may vary among individual Optionees and which may vary among Options held by any individual Optionee: PAGE 9 (i) Accelerate the vesting of any Options (or any portion of any Option) then outstanding; (ii) Accelerate the time at which some or all of the Options (or any portion of the Options) then outstanding may be exercised so that such Options (or any portion of such Options) may be exercised for a limited period of time on or before a speciﬁed date (before or after such Corporate Change) ﬁxed by the Committee, after which speciﬁed date all unexercised Options and all rights of Optionees under such Options will terminate; (m) Require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options (or any portion of such Options) held by such Optionees (irrespective of whether such Options (or any portion of such Options) are then vested or exercisable under the provisions of the Plan) as of a date, before or after such CorporateChange, speciﬁed by the Committee, in which event the Committee will then cancel such Options (or any portion of such Options) and cause the Company to pay each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (iv) Make such adjustments to Options (or any portion of such Options) then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to one or more Options (or any portion of such Options) then outstanding); or (v) Provide that the number and class of shares of Common Stock covered by an Option (or any portion of such Option) theretofore granted will be adjustedso that such Option will thereafter cover the number and class of shares of stock or other securities or property (including, Without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, or sale of assets or dissolution if, immediately prior to such merger, consolidation, or sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. 8.4 Change of Control Value. For purposes of Section 8.3(b)(m) above, the “Change of Control Value” will equal the amount determined in one of the following clauses, whichever is applicable: (a) The per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets, or dissolution transaction; (b) The price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place; or (c) If such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the PAGE I0 Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 8.4 or in Section 8.3, above, consists of anything other than cash, the Committee will determine in its discretion the fair cash equivalent of the portion of the consideration offered that is other than cash. 8.5 Other Adjustments. In the event of changes in the outstanding Common Stock by reason of recapitalizations, mergers, consolidations, reorganizations, liquidations, combinations, split-ups, split-offs, spin-offs, exchanges, issuances of rights or Warrants, or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of grant of any Award and not otherwise provided for by this Section, (1) such Award and any agreement evidencing such Award will be appropriately adjusted by the Cormnittee as to the number and price of shares of Common Stock or other consideration subject to such Award, Without changing the aggregate purchase price or value asto which outstanding Awards remain, and (2) the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards to any one individualwill be appropriately adjusted by the Committee, whose determination will be conclusive and binding on all parties. 8.6 Stockholder Action. If any event giving rise to an adjustment provided for in this Section requires stockholder action, such adjustment will not be effective until such stockholder action has been taken. 8.7 Adjustment upon Certain External Valuation Events. (a) In the event that the External Valuation Price is less than the Strike Price of any previous Award, additional Options shall be granted to the Optionees in accordance with Section 8.7(b). If the Extemal Valuation Price is greater than the Strike Price, there will be no adjustment. (b) Awards pursuant to this Section 8.7 shall grant a number of additional Options calculated as follows: the excess of the Strike Price over the Extemal Valuation Price, divided by the Extemal Valuation Price. 8.8 Section 409A. No non-compliant Awards or Adiustment(§). The Company intends that all Awards will be in strict compliance with the requirements of Section 409A of the Code, meaning that Awards will not give rise to a taxable event as of the date of grant. No adjustments or supplemental Awards shall be granted by the Committee that would subject an Award to income taxation pursuant to Section 409A. For the removal of doubt, no Options shall be granted that could be constmed as being “in the money” as of the date of grant, meaning no economic beneﬁt would be derived by an Optionee through the exercise of the options immediately after they are granted. Section 9. AMENDMENT AND TERMINATION OF THE PLAN 9.1 Termination of Plan. The Board in its discretion may terminate the PAGE i1 Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. 9.2 Amendment of Plan. The Board will have the right to alter or amend the Plan or any part of the Plan from time to time; provided that no change in any Award theretofore granted may be made that would impair the rights of the Optionee without the consentof the Optionee; and provided, further, that the Board may not, without approval of the stockholders, amend the Plan to (1) increase the maximum aggregate number of shares that may be issued under the Plan, (2) change the class of individuals eligible to receive Awards under the Plan, or (3) otherwise modify the Plan in a manner that would require shareholder approval underapplicable exchange rules and under the Code. Section 10. MISCELLANEOUS 10.1 No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee will be deemed to give an Employee or Consultant any right to be granted an Option, or any other rights under the Plan except as may be evidenced by an Option Agreement or Notice of Grant, and then only to the extent and on the terms and conditions expressly set forth in such Agreement. 10.2 Unfunded Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of funds or assets to insure the payment of any Award. 10.3 No Emplovment/COnSul’ting/Membership Rights Conferred. Nothing contained in the Plan will (1) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting, advisory, or other non-common law relationship with the Company or any subsidiary or (2) interfere in any way with the right of the Company or any subsidiary to temnnate any Employee’s employment or any Consultant’s consulting, advisory, or other non-common law relationship at any time. 10.4 Compliance with Other Laws. The Company will not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules, or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel to the Company, there is no exemption from the registration requirements of such laws, rules, or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock will be delivered, nor will any cash in lieu of fractional shares be paid. 10.5 Withholding. The Company will have the right to deduct or cause to be deducted in connection with all Awards any taxes required by law to be withheld and to require any payments required to satisfy applicable withholding obligations. 10.6 No Restriction on Corporate Action. Nothing contained in the Plan will be construed to prevent the Company or any subsidiary from taking any corporate action PAGE12 that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Consultant, beneﬁciary, or other person will have any claim against the Company or any subsidiary as a result of any such action. 10.7 Restrictions on Transfer. An Award will not be transferable otherwise than (1) by will or the laws of descent and distribution or (2) with the consent of the Committee. 10.8 Severability. If one or more provisions of the Plan are held to be unenforceable under applicable laws, then (i) such provision shall be excluded from this Plan, (ii) the balance of the Plan shall be interpreted as if such provision were so excluded and (m) the balance of the Plant shall be enforceable in accordance with its terms. 10.9 Governing Law. The Plan will be construed in accordance with the laws of the state of Delaware. Acknowledged as ofthe date ﬁr st above written: ATLIS MOTOR VEHICLES, INC. OPTIONEE By: fl By: Nama: Annie Pratt Name; Title; President PAGE I3 mm» Exhibit B Executive Equity Compensation Schedule v >1 || v°l'""‘°' M U!‘ \.' r1 cw» Qﬂ an . ex r1 C!.u$av\dAw.vd7yur " “ Ow1\w\hmo!C!a\s Q‘ “ Y Slgnmg s.Iz5/zi .u Slsﬂnﬂx Vk'$Ylh5| $(h1‘du)r Vesnng SI Sch:-dute m Vvsllng _\(M!\1\Il:' Ownznhm 0| (IDS ma 1| em ol \.--mm; mm w: of Smeoule MAIX Hmnzlwll Man ¢<.m¢m~n -\J\v\w Fm“ Ame Puh (ms 0 mm [L135 A ODHOIH cm. n non ms-. A wpklom 17,503,576 H‘3\)3‘675 5.(\'H.5‘)5 5.571 556 Ian 5 7 =2» H N la->+ X50900 150.000 300,000 300 000 Morﬂhiy on Iiv: m :\| nu- |\v0v\\|\ Mwnmv on Ihu ls! uv (ho mvnllu Mommy on the bl 0' we mun!“ ruwnrhtv on me ls! of we monlh 9/l/2021 9/X/7021 9/l/2071 9/1/ZOH 13/ 1/Z014 17/I/2034 I?/1/Z0}-4 17/1/PO14 In 5.1% 13% 1 1'91 ATLIS MOTOR VEHICLES. INC RESOLUTION Approved by the Board of Directors Whereas, the Board of Directors of Atlis Motor Vehicles. Inc ("Company") deems it to be in the best interest of the Company to concentrate the authority for individuals to enter into binding contracts on behalf of the Company; Whereas, the Board of Directors deems it to be in the best interest of the Company to speciﬁcally identify and authorize certain Company employees with signatory authority and to deﬁne the scope of that signatory authority; NOW THEREFORE. BE IT RESOLVED that the Board of Directors of/ltlis Molar Vehicles, Inc hereby authorizes and empowers the following individuals, and anyone holding a listed title to make, execute. endorse and deliver in the name of and on behalf of the corporation, but shall be limited to those written instruments, agreements, documents, execution of deeds, powers of attorney, transfers. assignments, contracts, obligations. certiﬁcates and other instruments speciﬁcally enumerated as authorized below. CEO Mark Hanchett — Authorized to enter into Non-Disclosure Agreements. Letters oflntent, Memoranda of Understanding, expenditures up to $1,000,000 with budget approval, expenditures over $1,000,000 with Board approval, and all contracts and agreements binding on the Company. President Amtie Pratt— Authorized to enter into Non-Disclosure Agreements, Letters of lntent, Memoranda of Understanding, expenditures up to $1,000,000 with budget approval. expenditures over $1,000,000 with Board approval, and all contracts and agreements binding on the Company. All employees at the Vice President level - Authorized to enter into Non-Disclosure Agreements, Letters of Intent, Memoranda of Understanding and expenditures up to $10,000 with budget approval. All employees at the Director level - Authorized to enter into Non-Disclosure Agreements, Letters of intent, Memoranda of Understanding and expenditures up to $5,000 with budget approval. Page l of 3 We. the undersigned, hereby certify that the foregoing resolution was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing resolution was duly adopted, recorded, and is in full force and effect as of the date of this resolution. This Resolution may be executed simultaneously in two or more counterparts, each of which shall be deemed an original. but all of which together shall constitute one and the same instrument. 9 I8 7021 Approved: - -.. ’ Mark Hanchett, Chairman Annie Pratt, Director Britt lde. Director Page 2 of 3 CERTIFICATION I, the undersigned, do hereby certify: I . That I am the duly elected and acting Secretary of Allis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the 18th day of September, 2021. IN WITNESS WHEREOF, I have hereunto subscribed by name and affixed the seal of said corporation, this I8t]1 day of September, 2021. Corporate Secretary, Arlis Motor Vehicles. Inc (AF F LY YOUR C ORPORA TE SEAL HERE) Page 3 of 3 ATLIS MOTOR VEHICLES, INC RESOLUTION Approved by the Board of Directors Whereas, the Board of Directors of Atlis Motor Vehicles, Inc ("Company,,), has evaluated its current enterprise valuation and fundraising opportunities, along with the advice of Company‘s management team and counsel; Whereas, the Board of Directors deems it to be in the Company’s best interest to terminate the August 24, 2021 private offering of 1,213,592 shares of Class A common stock at $8.24 per share, which was offered in reliance upon an exemption from registration by Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission ("SEC,,) under the Securities Act of 1933 (collectively "Regulation D Offering,,). Whereas, the Board of Directors deems it to be in the best interest of the Company to create a new Regulation D Offering for 392,465 shares ofC lass A common stock at $12.74 per share. NOW THEREFORE, BE IT RESOLVED that the Board of Directors of At/is Motor Vehicles, Inc hereby authorizes the Company to terminate the Regulation D Offering of 1,213,592 shares of Class A common stock at $8.24 shares dated August 24, 2021. NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Allis Motor Vehicles, Inc hereby authorizes the Company to issue an additional 392,465 shares of Class A common stock for $12.74 in reliance upon an exemption from registration by Rule 506 of SEC Regulation D. We, the undersigned, hereby certify that t.he foregoing resolution was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing resolution was duly adopted, recorded, and is in full force and effect as of the date of this resolution. This Resolution may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Approved: 1 0/ l 8/21 2'-»-"' » /2 62.. W Mark 1-Ianchett, Chairman Annie Pratt, Director z Britt Ide, Director Page l of2 ATLIS MOTOR VEHICLES, INC RESOLUTION Approved by the Board of Directors Whereas, the Board of Directors of Atlis Motor Vehicles, Inc (“Company”), has evaluated its current enterprise valuation and fundraising opportunities, along with the advice of Company’s management team and counsel; Whereas, on October 18, 2021 the Board of Directors resolved to authorize the company to tenninate the existing Regulation D exempt offering of 1,213,592 shares of Class A common stock at $8.24 per share and authorized the Company to create a new Regulation D offering of 392,465 shares of Class A common stock at $12.74 per share. Whereas, the Board of Directors has been informed of increased interest in the November 1, 2021 Regulation D offering and deems it to be in the best interest of the Company to amend the Offering memorandum to offer 3,924,647 shares of Class A common stock at $12.74 per share. NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby authorizes the Company to amend the November 1, 2021 Regulation D Offering to offer 3,924,647 shares of Class A common stock at $12.74 per share to raise a maximum $50,000,002.78. We, the undersigned, hereby certify that the foregoing resolution was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing resolution was duly adopted, recorded, and is in full force and effect as of the date of this resolution. This Resolution may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Appwvedr £%) 11/18/2021 Mark Hanchett, Chairman Annie Pratt, Director Britt Ide, Director Page 1 of 2 CERTIFICATION I, the undersigned, do hereby certify: 1. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the day of , 2021. IN WITNESS WHEREOF, I have hereunto subscribed by name and affixed the seal of said corporation, this day of , 2021. QM'@% Corporate Secretary, Atlis Motor Vehicles, Inc (AFFIX YOUR CORPORA TE SEAL HERE) Page 2 of 2 BOARD RESOLUTION Whereas, the Board of Directors of Allis Motor Vehicles, Inc (“Company”) deems it to be in the best interest of the Company that the bylaws be rewritten to reﬂect changes to the Company’s size, scope, and corporate governance requirements; Whereas, the Board of Directors is authorized by the Company’s shareholders to amend the corporate bylaws from time to time to enhance and sustain the Company’s corporate governance structure as the Company grows; Whereas, the bylaws have been rewritten to reﬂect those changes; Whereas, the Board of Directors and executive officers have reviewed the proposed bylaws and approved them; and Whereas, a copy of the amended Bylaws is attached hereto as Exhibit A; NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby authorizes, accepts, and approves Exhibit A, the Company’s amended Bylaws. RESOLVED FURTHER that the officers of the Company are hereby authorized and directed to implement the amended Bylaws and take any action necessary, appropriate, or advisable to effectuate the implementation of the amended Bylaws. We, the undersigned, hereby certify that the foregoing resolution was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing resolution was duly adopted, recorded, and is in full force and effect as of the date of this resolution. Approved: 1 1/19/2021 Chair, Board of Directors Member, Board of Directors Member, Board of Directors Page 1 of 3 CERTIFICATION I, the undersigned, do hereby certify: l. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the l9‘h day of November, 2021. IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this l9“‘ day of November, 2021. %r% Corporate Secretary, Atlis Motor Vehicles, Inc (AFFIX YOUR CORPORA TE SEAL HERE) Page 2 of 3 EXHIBIT A ATLIS MOTOR VEHICLES, INC RESOLUTION Approved by the Board of Directors Whereas, the Board of Directors of Atlis Motor Vehicles, Inc (“Company”), has evaluated the Company’s authorized shares and shares outstanding; Whereas, the Board of Directors has determined that in executing its business plan, the Company must exercise prudent business judgment to approve an amendment to the Articles of Incorporation to increase the total number of shares of stock the Company is authorized to issue in order to cover stock option obligations and maintain ﬂexibility for future capital raises; and Whereas, the Board of Directors deems it to be in the Company’s best interest to entertain, approve, and recommend that the Company’s shareholders amend Article 4 of the Articles of Incorporation as follows: “The total number of shares of stock which the corporation is authorized to issue is 100,000,000 shares having a par value of $000100 per share.” NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby approves amending Article 4 of the Articles of Incorporation to increase the number of shares the Company is authorized to issue; and NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby recommends that the Company’s shareholders approve amending Article 4 of the Articles of Incorporation to read: “The total number of shares of stock which the corporation is authorized to issue is 100,000,000 shares having a par value of $000100 per share.” We, the undersigned, hereby certify that the foregoing resolution was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing resolution was duly adopted, recorded, and is in full force and effect as of the date of this resolution. This Resolution may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Approved: 11/19/2021 Mark Hanchett. Chairman Annie Pratt, Director Britt Ide, Director Page 1 of 2 CERTIFICATION I, the undersigned, do hereby certify: 1. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the 19“‘ day of November, 2021. IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this 19“‘ day of November, 202]. Qt We Corporate Secretary, Atlis Motor Vehicles, Inc /\\\\\/ BOARD RESOLUTION Whereas, the Board of Directors of Allis Motor Vehicles, Inc (“Company”) deems it to be in the best interest of the Company that the bylaws be rewritten to reﬂect changes to the Company’s size, scope, and corporate governance requirements; Whereas, the Board of Directors is authorized by the Company’s shareholders to amend the corporate bylaws from time to time to enhance and sustain the Company’s corporate governance structure as the Company grows; Whereas, the bylaws have been rewritten to reﬂect those changes; Whereas, the Board of Directors and executive officers have reviewed the proposed bylaws and approved them; and Whereas, a copy of the amended Bylaws is attached hereto as Exhibit A; NOW THEREFORE, BE IT RESOLVED that the Board of Directors of Atlis Motor Vehicles, Inc hereby authorizes, accepts, and approves Exhibit A, the Company’s amended Bylaws. RESOLVED FURTHER that the officers of the Company are hereby authorized and directed to implement the amended Bylaws and take any action necessary, appropriate, or advisable to effectuate the implementation of the amended Bylaws. We, the undersigned, hereby certify that the foregoing resolution was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing resolution was duly adopted, recorded, and is in full force and effect as of the date of this resolution. Approved: 1 1/19/2021 Chair, Board of Directors Member, Board of Directors Member, Board of Directors Page 1 of 3 CERTIFICATION I, the undersigned, do hereby certify: l. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Resolution of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the l9‘h day of November, 2021. IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this l9“‘ day of November, 2021. %r% Corporate Secretary, Atlis Motor Vehicles, Inc (AFFIX YOUR CORPORA TE SEAL HERE) Page 2 of 3 EXHIBIT A ATLIS MOTOR VEHICLES, INC UNANIMOUS CONSENT OF DIRECTORS The undersigned, being all of the directors of Atlis Motor Vehicles, Inc (the “Company"), a Delaware corporation, do hereby consent to the adoption of the following resolutions by written consent. WHEREAS, the Board of Directors deems it in the best interest of the Company to elect Mark Nelson to serve on the Board of Directors of the Company; WHEREAS, Mark Nelson has accepted his appointment to the Board of Directors of the Company; BE IT THEREFORE RESOLVED, the Board of Directors of the Company hereby appoints Mark Nelson to the Board of Directors to hold ofﬁce until the next Annual Meeting of Shareholders or until his successor is duly elected and qualiﬁed; We, the undersigned, hereby certify that the foregoing unanimous Consent was duly adopted by unanimous decision at a meeting of the Company’s Board of Directors, constituting a quorum. The foregoing Consent was duly adopted, recorded, and is in full force and effect as of the date of this resolution. This Consent may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Approved: February ll, 2022 Mark Hanchett, Chairman Annie Pratt, Director Britt Ide, Director Page l of 2 CERTIFICATION I. the undersigned, do hereby certify: l. That I am the duly elected and acting Secretary of/ltlis Motor Vehicles, Ine; and 2. That the foregoing constitutes a Consent of the Board of said corporation, as duly adopted at a meeting of the Board of Directors thereof, held on the l 1”‘ day of February. 2022. IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this 11"‘ day of February. 2022. Corporate Secretary, Allis Motor Vehicles, Inc /\\\\\/ (AFFIX YOUR CORPORA TE SEA L HERE) Page 2 of 2 DocuS|gn Envelope ID: 47A8ADAD-2FC3-4747-B777-5F2178F2C501 ACTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS ATLIS MOTOR VEHICLES, INC The undersigned, being all of the active members of the Board of Directors (the “Board”) of Atlis Motor Vehicles, Inc (the “Company”), a Delaware corporation, and acting in accordance with Section 141 (f) of the Delaware General Corporation Law do hereby consent to the adoption of the following resolutions by written consent. WHEREAS, the Board has evaluated options for the Company being publicly traded on a national stock exchange; WHEREAS, the Board has deemed it necessary to initiate a forward stock split at a two for one ratio as a strategic measure to increase share volume and lower price per share in advance of becoming publicly traded; WHEREAS, the Board received advice and consent from its independent auditor to re-issue employee stock options at a $7.00 strike price pursuant to a 409(a) valuation; WHEREAS, the Board has concluded that the Company should ﬁle an amended Regulation A offering circular for qualiﬁcation by the Securities and Exchange Commission (“SEC”); WHEREAS, the Board deems it to be in the Company’s best interest to register its securities by ﬁling a short Form 8-A or Form 10 registration statement with the SEC; WHEREAS, the Board has concluded that, upon registration with the SEC, the Company should list its securities on the Nasdaq Global Market; BE IT THEREFORE RESOLVED, the Board hereby approves and consents to the Company: 1. Initiating a forward stock split at a two for one ratio; 2. Re-issuing employee stock options issued through March 31, 2022 at a $7.00 strike price and all employee stock options issued after March 31, 2022 at a $8.80 strike price pursuant to the Company’s 409(a) valuation; 3. Filing an amended Regulation A offering circular for qualiﬁcation by the SEC to offer up to $40,000,000 in Class A common stock; 4. Upon qualiﬁcation of the Regulation A offering, submitting a registration statement with the SEC to register the Company’s Class A shares of common stock; and 5. Submitting an application to Nasdaq to list the registered securities on the Nasdaq Global Market. Page 1 of 3 DocuSign Envelope ID: 47A8ADAD-2FC3-4747-B777-5F2178F2C501 We, the undersigned, being the directors of the Company do hereby consent to the foregoing actions on the date set forth below. The foregoing Consent was duly adopted, recorded, and is in full force and effect as of the date set forth below. This Consent may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. DIRECTORS: DocuSigned by: fl/Lou/k tlwvcdmtt AHr ft Date. 6/3/Z022 D1;cuSigned hy: Umt Plmli Edi’? ElZ'BrD§tPmA Dame/3/2022 DocuS|gned by: E9/rt /e. mu Brilthlde " Dame/3/2022 [Signature Page to Atlis Motor Vehicles Inc. Board Consent - June 3, 2022] Page 2 of 3 DocuSign Envelope ID: 47A8ADAD-2FC3-4747-B777-5F2178F2C501 CERTIFICATION I, the undersigned, do hereby certify: l. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Unanimous Written Consent of the Board of Directors of Atlis Motor Vehicles, Inc. IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this 3*“ day of June, 2022. DocuSigned by: UWML Pvmil C%6 ,“.. Corporate Secretary, Atlis Motor Vehicles, Inc (AFFIX YO UR CORPORA TE SEAL HERE) Page 3 of 3 DocuS|gn Envelope ID: 5746C66A-1AOC—490A-8311-9CC683B48956 ACTION BY UNANIMOUSWRITTEN CONSENT OF THE BOARD OF DIRECTORS ATLISMOTOR VEHICLES, INC The undersigned, being all of the active members of the Board of Directors (the “Board”) of Atlis Motor Vehicles, Inc (the “Company”), a Delaware corporation, and acting in accordance with Section 141 (f) of the Delaware General Corporation Law do hereby consent to the adoption of the following resolutions by written consent. WHEREAS, in its Regulation A Offering Circular qualified on May 25, 2022, the Company authorized the Regulation A offering “to terminate on the earlier of (i) June 30, 2022, subject to extension for up to one hundred-eighty (l 80) days in the sole discretion of the Company; or (ii) the date on which the Maximum Offering is sold; or (m) when our board of directors elects to terminate the Offering (in either case, the “Termination Date”).” WHEREAS, the Board has deemed it necessary to extend the Termination Date to fill the Regulation A offering; BE IT THEREFORE RESOLVED, the Board hereby approves and consents to the Company extending the Regulation offering to a Termination Date the earlier of (i) August 30, 2022; (ii) the date on which the Maximum Offering is sold; or (m) when the Board of Directors otherwise elects to terminate the Offering. We, the undersigned, being the directors of the Company do hereby consent to the foregoing actions on the date set forth below. The foregoing Consent was duly adopted, recorded, and is in full force and effect as of the date set forth below. This Consent may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. DIRECTORS: DocuSigned by: [M/t rrmlatr *E3§§E3€C'ICE7"C2 Mark (D \E Hm <1": be 0%" ~.-» l\Jr-+ Date: ucuS|gned by: nbevlﬂnattm Date; 6/16/2022 D0cuS|gned by: E9/11+ <5. tilt SD07 7 ESIDA1 1 Bnttldze Date: 6/16/Z022 [Signature Pageto Atlis Motor Vehicles Inc. Board Consent - June 16, 2022] Page l of 2 DocuSign Envelope ID: 5746C66A-1AOC—490A-8311-9CC683B48956 CERTIFICATION I, the undersigned, do hereby certify: 1. That I am the duly elected and acting Secretary of Atlis Motor Vehicle; Inc; and 2. That the foregoing constitutes a Unanimous Written Consent of the Board of Directors of Atlis Motor Vehicles, Inc. IN WITNESS WHEREOF, I have hereunto subscribed by name and affixed the seal of said corporation, this 16“‘ day of June, 2022. DocuSigned by: Corporate Secretary, Atlis Motor Vehicles Inc (AFFIX YOUR CORPORATE SEAL HERE) Page 2 of 2 DocuS|gn Envelope ID: 94445145-D56E-42A5-969B-5CC436583A16 ACTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS ATLIS MOTOR VEHICLES, INC The undersigned, being all of the active members of the Board of Directors (the “Board”) of Atlis Motor Vehicles, Inc (the “Company”), a Delaware corporation, and acting in accordance with Section 141 (f) of the Delaware General Corporation Law do hereby consent to the adoption of the following resolutions by Written consent. WHEREAS, the Company has a vacancy on its Board; WHEREAS, Article 3 of the Company’s Bylaws permit the Board to nominate and elect Directors to Board vacancies; WHEREAS, the Board of Directors deems it in the best interest of the Company to nominate and elect Caryn Nightengale to serve on the Board; BE IT THEREFORE RESOLVED, the Board of Directors of the Company hereby nominates and elects Caryn Nightengale to the Board of Directors to hold ofﬁce until the next Annual Meeting of Shareholders or until her successor is duly elected and qualiﬁed; We, the undersigned, hereby certify that the foregoing resolution by unanimous written consent was duly adopted by the Board on the date set forth below.. The foregoing Consent was duly adopted, recorded, and is in full force and effect as of the date of this resolution. This Consent may be executed simultaneously in two or more counteiparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. DIRECTORS: DucuSigned by: [E36EE36CBD574l72 Mark Hanchett DZIICZ DocuSigned by: Q1/u/dz, Pwdl 64A6E7BDE7DZA8A Annie Pratt Date: Bowman,- Kept 6 La Britt Ide Date: [Signature Page to Atlis Motor Vehicles Inc. Board Consent RE Director Appointment — June 20, 2022] Page l of 2 DocuSign Envelope ID: 94445145-D56E-42A5-969B-5CC436583A16 CERTIFICATION I, the undersigned, do hereby certify: l. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Unanimous Written Consent of the Board of Directors of Atlis Motor Vehicles, Inc. IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this 20"‘ day of June, 2022. Dor:uS|gned by: llw/do PI/alt 64A5E78DE7D248A Corporate Secretary, Atlis Motor Vehicles, Inc (AFFIX YOUR CORPORA TE SEAL HERE) Page 2 of 2 DocuS|gn Envelope ID: 57CFBOFD-DA8A-480D-AB4F-F802929A47AD ACTION BY UNANIMOUSWRITTEN CONSENT OF THE BOARD OF DIRECTORS ATLIS MOTOR VEHICLES, INC The undersi gned, being all of the active members of the Board of Directors (the “Board”) of Atlis Motor Vehicles, Inc (the “Company”), a Delaware corporation, and acting in accordance with Section 141 (I) of the Delaware General Corporation Law do hereby consent to the adoption of the following resolutions by written consent. WHEREAS, the Board approved a Conﬁdential Private Placement Memorandum dated November 30, 2021 to raise up to $50,000,002.78 in reliance upon an exemption from registration provided by Rule 506 of Regulation D (“Reg D Private Placement”). WHEREAS, the minimum investment in the Reg D Private Placement was stated as “10,000 Class A shares, or $127,400, although we may, in our sole discretion, accept subscriptions for a lesser amount.” WHEREAS, the Board deems it to be in the Company’s best interest to accept lower minimum investments, on a case by case exception basis, of as few as 6,000 Class A shares, or $76,440. BE IT THEREFORE RESOLVED, the Board hereby approves and consents to the Company accepting investments in the Reg D Private Placement, on a case by case basis, for as few as 6,000 Class A shares for a minimum cash investment of $76,440. We, the undersigned, being the directors of the Company do hereby consent to the foregoing actions on the date set forth below. The foregoing Consent was duly adopted, recorded, and is in full force and effect as of the date set forth below. This Consent may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. DIRECTORS: DDcuS|gned by: Fi/I-01)/(1 Rimciuii‘ MaErTEﬁ5En% E°étt Date: 6/21/2022 Docusigned by: Ql/u/do Wait n?ii*€El9P5’ﬁ“BA" Tio§uSigned by: gbvm 6. M» Date: D t _ 6/21/2022 a 0 7 2B5AD411 nPt7I3d%/21/2022 [Signature Page to Atlis Motor Vehicles Inc. Board Consent RE Regulation D minimum investment - June 21,2022] Page 1 of 2 DocuSign Envelope ID: 57CFBOFD-DA8A-48CD-AB4F-F802929A47AD CERTIFICATION I, the undersigned, do hereby certify: l. That I am the duly elected and acting Secretary of Atlis Motor Vehicles, Inc; and 2. That the foregoing constitutes a Unanimous Written Consent of the Board of Directors of Atlis Motor Vehicles, Inc. IN WITNESS WHEREOF, I have hereunto subscribed by name and afﬁxed the seal of said corporation, this 21“ day of June, 2022. DocuS|gr\ed by: El/u/tic Pmh‘ Corporate Secretary, Atlis Motor Vehicles, Inc (AFFI x YOU R CORPORATE SEAL HERE) Page 2 of 2